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                    METLIFE INSURANCE COMPANY OF CONNECTICUT

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE

       CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY - SERIES 2

                       Supplement dated November 23, 2009

             To the Prospectuses dated May 1, 2009 (as supplemented)

Please retain this supplement and keep it with the prospectus.

Effective December 1, 2009, the following Investment Options will no longer be available for allocations of net premiums or cash value:

VANGUARD(R) VARIABLE INSURANCE FUND
   Diversified Value Portfolio
   Equity Index Portfolio
   International Portfolio
   Mid-Cap Index Portfolio
   Small Company Growth Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.